BIOZOOM TECHNOLOGIES, INC.

June 14, 2013

Opsolution GmbH

Re:          Exercise of Purchase Option

                Cash Payment of Exercise Price

Gentlemen:

                This letter constitutes unconditional and irrevocable notice that Biozoom Technologies, Inc., a Delaware corporation, (the “Company”), hereby partially exercises its right to acquire ownership of Opsolution GmbH, a German company, (“Opsolution”) on June 14, 2013.  Pursuant to Section 3 of the Company’s joint venture agreement with Opsolution dated February 28, 2013, the Company is hereby electing to initially purchase a 19.9% interest of Opsolution for payment of $9,950 to Opsolution, receipt and sufficiency of which is hereby acknowledged by Opsolution’s signature hereto.

                The parties hereto acknowledge and agree that Opsolution will take all necessary action to effectuate the terms of this option exercise pursuant to German law.

Very truly yours,

Biozoom Technologies, Inc.

 /s/ Hardy Hoheisel

Hardy Hoheisel

President

ACCEPTED AND AGREED:

Opsolution GmbH

/s/ Dr. Wolfgang Köcher
Dr. Wolfgang Köcher

Chief Technology Officer